                        SECURITYHOLDERS RIGHTS AGREEMENT


     SECURITYHOLDERS RIGHTS AGREEMENT dated as of September 27, 1996 among Charlotte Russe Holding, Inc., a Delaware corporation (together with its successors, "Holdings"), The SK Equity Fund, L.P. ("SKEF") and SK Investment Fund, L.P. (together with SKEF, the "Fund"), Bernard Zeichner (the "Management Stockholder") and FSC Corp. ("FSC") (the Fund and the Management Stockholder together with any holder of Conversion Shares (as defined herein) and such other stockholders of Holdings as may, from time to time, become parties to this Agreement in accordance with the provisions hereof, the "Stockholders"; and FSC and such other warrantholders of Holdings as may, from time to time, become parties to this Agreement in accordance with the provisions hereof, the "Warrantholders");

     WHEREAS on the date hereof, the Fund is the beneficial owner of 183,000 shares of Common Stock, and FSC is the beneficial owner of the Warrants (as defined herein) to purchase 4,135.6 shares of Common Stock; and

     WHEREAS within seven days of the date hereof, the Fund will sell to the Management Stockholder, and the Management Stockholder will purchase from the Fund 7,500 shares of Common Stock of the Company (thereby reducing the Fund's beneficial ownership in Holdings to 175,000 shares of Common Stock); and

     WHEREAS Holdings and each Stockholder (other than the Management Stockholder and the holders of the Conversion Shares) wish to provide to the Management Stockholder and the Warrantholders and the holders of the Conversion Shares the rights described herein;

     NOW THEREFORE the parties hereto agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

     SECTION 1.1 DEFINITIONS. Unless otherwise defined herein, the following terms used in this Agreement shall have the meanings specified below.

     "Affiliate" means, with respect to any Person, any of (i) a director or executive officer of such Person or (ii) any other Person that, directly or indirectly, controls, or is controlled by or is under common control with such Person. For the purpose of this definition, "control" (including the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise.

     "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "Common Stock" means the Common Stock of Holdings, par value $1.00 per share.

     "Conversion Shares" means (i) any shares of Common Stock issued upon the exercise of any Warrants and (ii) any securities issued with respect to any of such shares or other securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; PROVIDED that any of such securities shall cease to be Conversion Shares when such securities shall have (x) been disposed of pursuant to a Public Sale or (y) ceased to be outstanding.

     "Initial Public Offering" means the first registration of an offering of shares of Common Stock under the Securities Act which becomes effective (other than by a registration on Form S-8 or any successor or similar forms).

     "Minority Shareholder" means the Management Stockholder, each Warrantholder and each holder of Conversion Shares.

     "Permitted Transferee" shall mean (i) in the case of a transfer of any of the Registrable Securities held by FSC, FSC, any Affiliate of FSC, any SKM Entity or any other Person to which the Fund shall have given its prior written consent and (ii) in the case of a transfer of any of the Registrable Securities held by the Management Stockholder, the Management Stockholder, his spouse, parent(s), sibling(s), descendant(s), a trust created by him the beneficiaries of which include only such of his relations, any SKM Entity or any other Person to which the Fund shall have given its prior written consent.

     "Person" means a corporation, an association, a partnership, a trust, a limited liability company, an organization, a business, an individual, a government or a subdivision thereof or a governmental agency.

     "Piggy-Back Right Expiration Date" means the fifth anniversary of a Qualified IPO.

     "Public Sale" means any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any successor provision then in effect) adopted under the Securities Act.

     "Qualified IPO" means an Initial Public Offering (and, if necessary, a subsequent registered public offering) that results in aggregate cash proceeds to the Company and any selling Securityholders of $15,000,000 or more.

     "Registrable Securities" means the shares of Common Stock held by the Management Stockholder, the Warrants, the Conversion Shares and any securities obtained upon exchange for or upon conversion or transfer of or as a distribution on such shares of Common Stock, Warrants, Conversion Shares or securities; PROVIDED that particular securities shall cease to be Registrable Securities when such securities shall have (x) been disposed of pursuant to a Public Sale, (y) been otherwise transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by Holdings and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force or (z) ceased to be outstanding. Whenever any particular securities cease to be Registrable Securities the holder thereof shall be entitled to receive from the issuer thereof or its transfer agent, without expense (other than transfer taxes, if any), new securities of like tenor not bearing a legend of the character set forth in Section 2.2.

     "Registration Expenses" means all expenses incident to Holdings' performance of or compliance with Section 3.1 hereof, including (i) all registration, filing and NASD fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all word processing, duplicating and printing expenses, (iv) all messenger and delivery expenses, (v) the fees and disbursements of counsel for Holdings and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and disbursements of any one counsel and any one accountant retained by the holder or holders of more than 50% of the Common Stock being registered, (vii) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of Common Stock being registered if Holdings desires such insurance, (viii) any reasonable fees and expenses of any Securityholder and (ix) any fees and disbursements of underwriters, including the fees and expenses of underwriter's counsel, customarily paid by issuers or sellers of securities, but not including underwriting discounts and commissions and transfer taxes, if any, PROVIDED that, in any case where Registration Expenses are not to be borne by Holdings, such expenses shall not include (i) salaries of Holdings personnel or general overhead expenses of Holdings, (ii) auditing fees,
(iii) premiums or other expenses relating to liability insurance required by underwriters of Holdings or (iv) other expenses for the preparation of financial statements or other data, to the extent that any of the foregoing either is normally prepared by Holdings in the ordinary course of its business or would have been incurred by Holdings had no public offering taken place.

     "SKM Entity" means each of the Fund, any partner of the Fund, any Affiliate of the Fund and any partner of any such Affiliate.

     "Securities Act" means the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

     "Securityholders" means the Stockholders and the Warrantholders.

     "Stockholders" has the meaning set forth in the introductory paragraph.

     "Tag-Along Right Expiration Date" means the earlier of (i) the tenth anniversary of the date hereof, (ii) the second anniversary of a Qualified IPO and (iii) the date on which the Fund and its Affiliates shall cease to own at least 25% of the then outstanding shares of Common Stock (calculated on a fully diluted basis).

     "Transfer Restriction Termination Date" means the earlier of (i) the date on which the Fund shall cease to own beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) at least 50% of the outstanding stock of each class of capital stock of Holdings, (ii) the seventh anniversary of the date hereof and (iii) the fifth anniversary of an Initial Public Offering.

     "Warrantholders" has the meaning set forth in the introductory paragraph.

     "Warrants" means the Warrants originally issued to FSC, as such Warrants may be transferred or otherwise assigned, but only to the extent not therefore exercised, redeemed or expired in accordance with their respective terms.

     All references herein to "days" shall mean calendar days unless otherwise specified.

                                     ARTICLE II

                                TRANSFER OF SECURITIES

     SECTION 2.1 PARTIAL EXERCISE. Prior to an Initial Public Offering, the Warrantholders will not exercise the Warrants in part except in connection with sales pursuant to Sections 2.4 and 2.5.

     SECTION 2.2    RESTRICTIONS ON TRANSFER; LEGEND ON CERTIFICATES.

          (a) Except as otherwise provided in this Agreement, Registrable Securities shall not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act or (iii) pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act.

          (b) Unless otherwise expressly provided herein, each certificate for Registrable Securities and each certificate issued in exchange for or upon transfer of any thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY

     NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND
     ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AND HAVE THE BENEFIT OF A SECURITYHOLDERS RIGHTS AGREEMENT DATED AS OF SEPTEMBER 27, 1996 AMONG CHARLOTTE RUSSE HOLDING, INC. AND THE STOCKHOLDERS AND WARRANTHOLDERS PARTIES THERETO, COPIES OF WHICH ARE ON FILE WITH CHARLOTTE RUSSE HOLDING, INC."

          (c) Any other provision of this Agreement to the contrary notwithstanding, prior to the Transfer Restriction Termination Date, no transfer of any Registrable Securities other than pursuant to a Public Sale may be made to any Person unless such Person shall have agreed in writing that such Person, as a holder of Registrable Securities, and the Registrable Securities it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to such Registrable Securities (and upon such agreement such Person shall be entitled to such benefits). Any purported transfer of Registrable Securities without compliance with the applicable provisions of this Agreement shall be void and of no effect, and the purported transferee shall have no rights as a Warrantholder or Stockholder (as applicable) or under this Agreement. In the event of such non-complying transfer, Holdings shall not transfer any such Registrable Securities on its books or recognize the purported transferee as a shareholder or warrantholder, as the case may be, for any purpose, until all applicable provisions of this Agreement have been complied with.

          (d) Each Securityholder represents that it is acquiring the shares of Common Stock or Warrants, as the case may be, for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof. Each Securityholder (either alone or together with its advisors) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investments in the securities and is capable of bearing the economic risks of such investment.

     SECTION 2.3 PERMITTED TRANSFERS. Until the Transfer Restriction Termination Date, none of FSC, the Management Stockholder or any Permitted Transferee of such Securityholders shall transfer any Registrable Securities unless such transfer is made (i) pursuant to Sections 2.4, 2.5 or 3.1, (ii) to a Permitted Transferee or (iii) after an Initial Public Offering, pursuant to
Rule 144 under the Securities Act. Any such transfer to a Permitted Transferee shall be made only (i) in compliance with all applicable federal and state securities laws and (ii) if such Permitted Transferee shall have agreed in writing that such Permitted Transferee, as a Stockholder or Warrantholder (as the case may be), and the shares of Common Stock or Warrants it acquires, shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to Common Stock or Warrants (as the case may be), and upon such agreement such Permitted Transferee shall be entitled to such benefits. Notwithstanding anything to the contrary contained in this Section 2.3, if any Affiliate that received Registrable

Securities in a transfer pursuant to this Section 2.1 ceases to be a Permitted Transferee, such Affiliate shall immediately transfer such securities to FSC, the Management Stockholder or another Permitted Transferee.

     SECTION 2.4 TAG-ALONG RIGHTS. If at any time prior to the Tag-Along Right Expiration Date the Fund or any of its Affiliates (any such Person for purposes of this Section 2.4, the "Transferor") wishes to transfer any shares of Common Stock owned by the Transferor to any Person that is not a SKM Entity (the "Transferee"), the Transferor shall first give to each Minority Shareholder (pursuant to a list provided by Holdings) a written notice (a "Transfer Notice") containing (i) the number of shares of Common Stock that the Transferee proposes to acquire from the Transferor, (ii) the name and address of the Transferee,
(iii) the proposed purchase price, terms of payment and other material terms and conditions of such proposed transfer, (iv) an estimate of the fair market value of any non-cash consideration offered by the Transferee and (v) an offer by the Transferee to purchase, upon the purchase by the Transferee of any shares of Common Stock owned by the Transferor and for the same per share consideration, that number of Registrable Securities (or if such number is not an integral number, the next integral number which is greater than such number) owned by each Minority Shareholder which shall be the product of (x) the aggregate number of Registrable Securities either then owned, or issuable upon exercise of Warrants then owned, by Minority Shareholders electing to transfer shares of Common Stock pursuant to this Section 2.4 and (y) a fraction, the numerator of which shall be the number of shares of Common Stock indicated in the Transfer Notice as subject to purchase by the Transferee and the denominator of which shall be the sum of (A) the total number of shares of Common Stock then owned by the Transferor and its Affiliates plus (B) the total number of shares of Registrable Securities either then owned, or issuable upon exercise of Warrants then owned, by the Minority Shareholders electing to transfer shares of Common Stock pursuant to this Section 2.4. Each Minority Shareholder shall have the right, for a period of 10 days after the Transfer Notice is given, to accept such offer in whole or in part, exercisable by delivering a written notice to the Transferor and Holdings within such 10-day period, stating therein the number of shares of Common Stock of Common Stock (which may be the number of shares set forth in the offer by the Transferor or Transferee, as the case may be, or a portion thereof) to be sold by such Minority Shareholder to the Transferor or Transferee, and the case may be. Prior to the earlier of (x) the end of such 10-day period or (y) the acceptance or rejection by each of the Minority Shareholders of the Transferee's or Transferor's offer, as the case may be, neither the Transferor nor its Affiliates will complete any sale of shares of Common Stock to the Transferee. Thereafter, for a period of 90 days after the prohibition under the preceding sentence shall have terminated, the Transferor may sell to the Transferee for the consideration stated and on the terms set forth in the Transfer Notice the shares of Common Stock stated in the Transfer Notice as subject to purchase by the Transferee, PROVIDED that the Transferor or Transferee, as the case may be, shall simultaneously purchase the number of shares of Common Stock as calculated above from the Minority Shareholders to the extent any of such parties have accepted the Transferor's or Transferee's offer, as the case may be. The provisions of this Section 2.4 shall not apply to transfers between the Transferor and any of its Affiliates or between Affiliates of the Transferor.

     SECTION 2.5 DRAG-ALONG RIGHTS. If at any time prior to an Initial Public Offering, the Fund or any Affiliate thereof (any such Person for purposes of this Section 2.5, the "Transferor") wishes to transfer 50% or more of the then outstanding shares of Common Stock in a bona fide sale to any Person that is not a SKM Entity (the "Proposed Transferee"), then the Transferor shall have the right (the "Drag-Along Right") to require each Minority Shareholder to sell to the Proposed Transferee for the same per share consideration received by the Transferor a pro rata share of the Registrable Securities (calculated, in the case of any Warrants, on the number of Conversion Shares for which such Warrant is exercisable at such time) held by such Minority Shareholder. To exercise the Drag-Along Right, the Transferor shall first give to Holdings and each Minority Shareholder (pursuant to a list provided by Holdings) a written notice (a "Drag-Along Notice") executed by the Transferor and the Proposed Transferee and containing (a) the number of shares of Common Stock that the Proposed Transferee proposes to acquire from the Transferor and its Affiliates,
(b) the name and address of the Proposed Transferee, (c) the proposed purchase price, terms of payment and other material terms and conditions of the Proposed Transferee's offer and (d) the aggregate number of Registrable Securities owned by each of the Minority Shareholders with respect to which the Transferor wishes to exercise its Drag-Along Right pursuant to this
Section 2.5. Each Minority Shareholder shall thereafter be obligated to sell to the Proposed Transferee the Registrable Securities subject to such Drag-Along Notice, PROVIDED that the sale to the Proposed Transferee is consummated within 90 days of delivery of the Drag-Along Notice. If the sale is not consummated within such 90-day period, then each affected Minority Shareholder may sell, but shall no longer be obligated to sell, such Minority Shareholder's securities pursuant to such Drag-Along Notice; PROVIDED that no such failure to consummate a sale shall affect the ability of the Transferor to exercise its Drag-Along Right pursuant to this Section 2.5. The provisions of this Section 2.5 shall not apply to transfers between the Transferor and any of its Affiliates or between any of its Affiliates.

     SECTION 2.6 NO INCONSISTENT AGREEMENTS. Holdings has not entered into and will not enter into any registration rights agreement or similar arrangements the performance by Holdings of the terms of which would in any manner conflict with, restrict or be inconsistent with the performance by Holdings or the Fund of its obligations under this Agreement. After an Initial Public Offering, Holdings will use its reasonable best efforts to file such reports as are required to be filed in order for Securityholders to sell shares of Common Stock pursuant to Rule 144 under the Securities Act.

                                     ARTICLE III

                            PIGGY-BACK REGISTRATION RIGHTS

     SECTION 3.1    INCIDENTAL REGISTRATION.

          (a) If Holdings at any time prior to the Piggy-back Right Expiration Date proposes to register any of its securities under the Securities Act (other than by a registration on

Form S-8 or any successor or similar forms) whether for its own account or for the account of the Fund, it will each such time give prompt written notice to each Minority Shareholder of its intention to do so and of such holders' rights under this Section 3.1. Upon the written request of any such holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), Holdings will use its best efforts in good faith to effect the registration under the Securities Act of all Registrable Securities which Holdings has been so requested to register by the holders thereof (on a pro rata basis as provided in paragraph (b) below), to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which Holdings proposes to register; PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Holdings shall determine for any reason either not to register or to delay registration of such securities, Holdings may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. Holdings will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 3.1.

          (b) If Holdings at any time prior to the Piggy-Back Right Expiration Date proposes to register any of its securities under the Securities Act as contemplated by Section 3.1 and such securities are to be distributed by or through one or more underwriters, Holdings will, if requested by any holder of Registrable Securities as provided in this Section 3.1, use its best efforts in good faith to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, PROVIDED that if the managing underwriter of such underwritten offering shall inform Holdings, the Fund and holders of the Registrable Securities requesting such registration by letter of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities proposed so to be registered which may be distributed without such effect), then Holdings may, upon written notice to the Fund and all other holders of such Registrable Securities, reduce (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect), the shares of Common Stock of all Securityholders (other than Holdings) proposed to be included in such distribution pro rata in proportion to their respective proposed participations in such distribution so that the resultant aggregate number of such Registrable Securities so included in such registration, together with the number of securities to be included in such registration for the account of Holdings, shall be equal to the number of shares stated in such managing underwriter's letter.

     SECTION 3.2 LOCK-UP AGREEMENT. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of Holdings, during the 14 days prior to and the 180 days after the effective date of any underwritten registration pursuant to Section 3.1 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration, and except as otherwise permitted by the managing underwriter of such underwriting (if any), PROVIDED that after an Initial Public Offering the foregoing restriction will not apply to a Securityholder owning less than 1% of the then outstanding shares of Common Stock if such Securityholder is not participating in the public sale or distribution. Each holder of Registrable Securities agrees that Holdings may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 3.2.

                                     ARTICLE IV

                                    MISCELLANEOUS

     SECTION 4.1 NOTICES. All notices and other communications to any party hereunder shall be dated and in writing and shall be deemed to have been given to such party (i) if given by telecopy, when such telecopy is transmitted to the appropriate telecopy number and telephonic confirmation of receipt thereof is obtained or (ii) if given by mail, prepaid overnight courier or any other means, when received at the appropriate address or when delivery at such address is refused. Such notices shall be addressed to the appropriate party to the attention of the person who executed this Agreement at the address or telecopy number set forth under such party's signature below (or to the attention of such other Person or to such other Address or telecopy number as such party shall have furnished to each other party in accordance with this Section 4.1).

     SECTION 4.2 REPRESENTATION ON BOARD OF DIRECTORS OF THE FUND. Holdings hereby agrees that during the term of this Agreement the Fund shall have the right to designate in no event less than one director of the Board of Directors of Holdings.

     SECTION 4.3 FINANCIAL INFORMATION. Holdings shall deliver to the Fund and each Minority Shareholder the following financial information:

          (a) within forty-five (45) days after the end of each fiscal quarter, a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal quarter and the related consolidated statements of operations and, commencing with the fiscal quarter ending on June 30, 1997, cash flows for such fiscal quarter and for the portion of the fiscal year ended at the end of such fiscal quarter; and

          (b) as soon as available and in any event within one hundred (100) days after the end of each fiscal year, a consolidated balance sheet of Holdings and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, stockholders' equity and, cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, certified by independent public accountants of nationally recognized standing.

     SECTION 4.4    FEES.

          (a) Holdings shall pay to Saunders Karp & Megrue, L.P. ("SKM") an annual monitoring fee in an amount not to exceed $250,000. Such fee shall be payable annually in advance. Holdings shall also pay all of SKM's out-of-pocket expenses incurred in rendering financial advice to Holdings. Holdings shall reimburse SKM for such expenses on an as-incurred basis. SKM may provide additional monitoring services to Holdings in the future and, if it does so, may only provide them on an arms' length basis.

          (b) Holdings shall pay to SKM a $400,000 transaction fee payable on or after the closing hereunder.

     SECTION 4.5 BINDING NATURE OF AGREEMENTS. This Agreement shall be binding upon an inure to the benefit of and be enforceable by the parties hereto or their successors in interest, except as expressly otherwise provided herein.

     SECTION 4.6 DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 4.7 SPECIFIC PERFORMANCE. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for the other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

     SECTION 4.8 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

     SECTION 4.9 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     SECTION 4.10 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     SECTION 4.11 CONFIDENTIALITY. Each Minority Shareholder hereby agrees that it will hold, and will use its best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law or otherwise requested by any governmental or regulatory authority having jurisdiction over such Minority Shareholder, all confidential documents and information concerning Holdings and its Subsidiaries furnished to it in connection with the transactions contemplated by this Agreement, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by it,
(ii) in the public domain through no fault of it or (iii) later lawfully acquired by it from sources other than Holdings or any of its Subsidiaries; PROVIDED that such Minority Shareholder may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors, lenders and agents and, in the case of the Warrantholders, to other banks or financial institutions who are assignees or participants in loans being made to subsidiaries of the Companies so long as such Persons are informed by it of the confidential nature of such information and are directed by it to treat such information confidentially. the obligation of each Minority Shareholder to hold any such information in confidence shall be satisfied if they exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information.

     SECTION 4.12 ENTIRE AGREEMENT. This Agreement is intended by the parties hereto as a final and complete expression of their agreements and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreement and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 4.13 AMENDMENT AND WAIVER. Any provisions of this Agreement may be amended if, but only if, such amendment is in writing and is signed by Holdings and Stockholders and Warrantholders owning, or having Warrants exercisable for, at least a majority of shares of Common Stock either then outstanding or issuable upon the exercise of all outstanding Warrants, PROVIDED that no such amendment may adversely affect the rights of any Warrantholder or holder of Conversion Shares unless signed by such Warrantholder or holder of Conversion Shares. Any provision may be waived if, but only if, such waiver is in writing and is signed by the party or parties waiving such provision and for whose benefit such provision is intended.

     SECTION 4.14 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or an assignee of a party to this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                   CHARLOTTE RUSSE HOLDING, INC.



                                   By:_______________________________
                                        Title:  President
                                   c/o The SK Equity Fund, L.P.
                                   2 Greenwich Plaza
                                   Suite 100
                                   Greenwich, CT  06830
                                   Telefax:  203-622-7655

                                   THE SK EQUITY FUND, L.P.

                                   By:  SKM Partners, L.P.,
                                        as general partner


                                   __________________________________
                                   Allan Karp, as general partner
                                   2 Greenwich Plaza
                                   Suite 100
                                   Greenwich, CT  06830
                                   Telefax:  203-622-7655

                                   SK INVESTMENT FUND, L.P.

                                   By:  SKM Partners, L.P.,
                                        as general partner


                                   __________________________________
                                   Allan Karp, as general partner
                                   2 Greenwich Plaza
                                   Suite 100
                                   Greenwich, CT  06830
                                   Telefax:  203-622-7655



                                   Bernard Zeichner, individually



                                   By:_______________________________
                                   10380 Wilshire Boulevard
                                   Los Angeles, CA  90024
                                   Telefax:  619-587-0619


                                   FSC CORP.


                                   By:_______________________________
                                        Title:
                                   100 Federal Street
                                   Boston, MA  02110
                                   Telefax:  617-434-1153

                                   SCHEDULE 7.15

                           Charlotte Russe Holding, Inc.
                                 Capital Structure


Authorized Shares = 250,000

                                            Primary                      Fully Diluted
                                            -------            -------------------------------
                              Amount        Shares             Ownership   Shares    Ownership
                           ----------       ------             ---------   --------  ---------
Subordinated Debt:

   SKEP . . . . . . .      $10,891,354            0.0            0.0%      19,450.0    8.6%

   SKIF . . . . . . .          108,646            0.0            0.0%         194.0    0.1%
                           -----------            ---            ---       --------    ---
      TOTAL . . . . .      $11,000,000            0.0            0.0%      19,644.1    8.7%
                           ===========            ===            ===       ========    ====

Common Equity:

   SKEP . . . . . . .      $17,369,252      173,692.5           94.9%     173,692.5   76.6%

   SKIF . . . . . . .          180,748        1,807.5            1.0%       1,807.5    0.8%

   B. Zeichner  . . .          750,000        7,500.0            4.1%       7,500.0    3.3%

   BankBoston, N.A. .               $0            0.0            0.0%       4,136.6    1.8%

   Sub Debt Holders .               $0            0.0            0.0%      19,644.1    8.7%

   Stock Option Plan .              $0            0.0            0.0%      20,000.0    8.8%
                           -----------      ---------          -----      ---------  ------
      TOTAL  . . . . .     $18,300,000      183,000.0          100.0%     226,779.7  100.0%
                           ===========      =========          =====      =========  ======